UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Information Required in Proxy Statement
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12
Time Warner Cable Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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TIME WARNER CABLE INC.
One Time Warner Center, North Tower, New York, NY 10019
Important Notice Regarding the Availability of Proxy Materials for the Stockholder
Meeting to Be Held on Thursday, May 29, 2008

You can view the Annual Report and Proxy Statement for
Time Warner Cable Inc. on the Internet:
http://bnymellon.mobular.net/bnymellon/twc

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
Dear Stockholder:
          The 2008 Annual Meeting of Stockholders of Time Warner Cable Inc. (the “Company”) will be held at the Hyatt Regency Hotel, 1800 East Putnam Avenue, Old Greenwich, Connecticut, 06870; on Thursday, May 29, 2008 at 10:00 a.m. (local time).
          Proposals to be considered at the Annual Meeting:
(1)	to elect two Class A directors and eight Class B directors for a term of one year, and until their successors are duly elected and qualified;

(2)	to ratify the appointment of Ernst & Young LLP as independent auditor of the Company for 2008; and

(3)	to transact such other business as may properly come before the meeting or any adjournment(s) thereof.
Management recommends a vote “FOR” Items 1 and 2.
          The Board of Directors has fixed the close of business on April 2, 2008 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER
¯

You may vote your proxy
when you view the materials on the Internet.	¾®
You will be asked to enter this 12-digit control number.

The following Proxy Materials are available for you to review online at:
http://bnymellon.mobular.net/bnymellon/twc
•	the Company’s 2008 Proxy Statement;

•	the Proxy Card;

•	the Company’s Annual Report to Stockholders for the year ended December 31, 2007 (which is not deemed to be part of the official proxy soliciting materials); and

•	any amendments to the foregoing materials that are required to be furnished to stockholders.
     If you would like to receive a paper or email copy of these documents, you must request them. You may request a paper copy by calling 1-866-648-8133 (outside of the U.S. and Canada call 201-680-6688), or by email at paper@investorelection.com, or by logging onto http://bnymellon.mobular.net/bnymellon/twc. Such documents will be mailed to you at no charge. To request an email copy, send a request using the email address or website provided above. Please make sure you request a copy as instructed above on or before May 16, 2008 to facilitate a timely delivery.
ACCESSING YOUR PROXY MATERIALS ONLINE
YOU MUST REFERENCE YOUR 12-DIGIT CONTROL NUMBER WHEN YOU REQUEST
A PAPER OR EMAIL COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY
ELECTRONICALLY.
The Proxy Materials for Time Warner Cable Inc. are available to review at:
http://bnymellon.mobular.net/bnymellon/twc
Have this notice available when you request a PAPER or EMAIL copy of the Proxy Materials, when you want to view your proxy materials online
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.
     Stockholders of record as of the Record Date are cordially invited to attend the Annual Meeting. Directions to attend the annual meeting where you may vote in person can be found at the back of the Company’s 2008 Proxy Statement on its website, www.timewarnercable.com/annualmeetingmaterials.